                                                                     EXHIBIT 23

                       [ARTHUR ANDERSEN LLP LETTERHEAD]



                    Report of Independent Public Accountants




To the Trustees of
the Pegasus Funds:

We have examined management's assertion about the Pegasus Variable Funds'
(the "Funds") compliance with the requirements of subsections (b) and (c) of Rule 17f-2 under the Investment Company Act of 1940 ("the Act") as of
May 31, 1997 included in the accompanying Management Statement Regarding Compliance with Certain Provisions of the Act. Management is responsible for the Funds' compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Funds' compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Funds' compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. Included among our procedures were the following tests performed as of May 31, 1997, and with respect to agreement of security purchases and sales, for the period from December 31, 1996 through May 31, 1997:

- Confirmation of all securities held by institutions in book entry form (i.e., the Federal Reserve Bank of Chicago, the Depository Trust Company, and Bankers Trust);

- Confirmation of all securities hypothecated, pledged, placed in escrow, or out for transfer with brokers, pledgees and/or transfer agents;

- Reconciliation of all such securities to the books and records of the Funds and the Custodian;

- Confirmation of all repurchase agreements with brokers/banks and agreement of underlying collateral with Custodian records;

We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Funds' compliance with specified requirements.

In our opinion, management's assertion that the Funds were in compliance with the requirements of subsections (b) and (c) of Rule 17f-2 of the Act as of May 31, 1997 with respect to securities reflected in the investment account of the Funds is fairly stated, in all material respects.

This report is intended solely for the information and use of management of the Pegasus Variable Funds and the Securities and Exchange Commission and should not be used for any other purpose.


                                      /s/ Arthur Andersen LLP


Detroit, Michigan,
July 27, 1997.

                       [ARTHUR AMDERSEM LLP LETTERHEAD]




                    Report of Independent Public Accountants




To the Trustees of
the Pegasus Funds:

We have examined management's assertion about the Pegasus Variable Funds'
(the "Funds") compliance with the requirements of subsections (b) and (c) of Rule 17f-2 under the Investment Company Act of 1940 ("the Act") as of
August 31, 1997 included in the accompanying Management Statement Regarding Compliance with Certain Provisions of the Act. Management is responsible for the Funds' compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Funds' compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Funds' compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. Included among our procedures were the following tests performed as of August 31, 1997, and with respect to agreement of security purchases and sales, for the period from May 31, 1997 through August 31, 1997:

- Confirmation of all securities held by institutions in book entry form (i.e., the Federal Reserve Bank of Chicago, the Depository Trust Company, and Bankers Trust);

- Confirmation of all securities hypothecated, pledged, placed in escrow, or out for transfer with brokers, pledgees and/or transfer agents;

- Reconciliation of all such securities to the books and records of the Funds and the Custodian;

- Confirmation of all repurchase agreements with brokers/banks and agreement of underlying collateral with Custodian records;

We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Funds' compliance with specified requirements.

In our opinion, management's assertion that the Funds were in compliance with the requirements of subsections (b) and (c) of Rule 17f-2 of the Act as of August 31, 1997 with respect to securities reflected in the investment account of the Funds is fairly stated, in all material respects.

This report is intended solely for the information and use of management of the Pegasus Variable Funds and the Securities and Exchange Commission and should not be used for any other purpose.


                                       /s/ Arthur Andersen LLP


Detroit, Michigan,
November 5, 1997.

                       [ARTHUR ANDERSEN LLP LETTERHEAD]




                    Report of Independent Public Accountants



To the Trustees of
the Pegasus Funds:

We have examined management's assertion about the Pegasus Variable Funds'
(the "Funds") compliance with the requirements of subsections (b) and (c) of Rule 17f-2 under the Investment Company Act of 1940 ("the Act") as of
December 31, 1997 included in the accompanying Management Statement Regarding Compliance with Certain Provisions of the Act. Management is responsible for the Funds' compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Funds' compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Funds' compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. Included among our procedures were the following tests performed as of December 31, 1997, and with respect to agreement of security purchases and sales, for the period from August 31, 1997 through December 31, 1997:

- Confirmation of all securities held by institutions in book entry form (i.e., the Federal Reserve Bank of Chicago, the Depository Trust Company, and Bankers Trust);

- Confirmation of all securities hypothecated, pledged, placed in escrow, or out for transfer with brokers, pledgees and/or transfer agents;

- Reconciliation of all such securities to the books and records of the Funds and the Custodian;

- Confirmation of all repurchase agreements with brokers/banks and agreement of underlying collateral with Custodian records;

We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Funds' compliance with specified requirements.

In our opinion, management's assertion that the Funds were in compliance with the requirements of subsections (b) and (c) of Rule 17f-2 of the Act as of December 31, 1997, with respect to securities reflected in the investment account of the Funds is fairly stated, in all material respects.

This report is intended solely for the information and use of management of the Pegasus Variable Funds and the Securities and Exchange Commission and should not be used for any other purpose.


                                          /s/ Arthur Andersen LLP


Detroit, Michigan,
February 21, 1998.

                 Management Statement Regarding Compliance with
            Certain Provisions of the Investment Company Act of 1940



We, as members of management of NBD Bank, Custodian for the Pegasus Variable Funds (the "Funds"), are responsible for complying with the requirements of subsections (b) and (c) of Rule 17f-2, "Custody of Investments by Registered Management Investment Companies," of the Investment Company Act (the "Act") of 1940. We are also responsible for establishing and maintaining effective internal controls over compliance with those requirements. We have performed an evaluation of the Funds' compliance with the requirements of subsections (b) and
(c) of Rule 17f-2 as of May 31, 1997 and from December 31, 1996 through May 31, 1997.

Based on this evaluation, we assert that the Funds were in compliance with the requirements of subsections (b) and (c) of Rule 17f-2 of the Act of 1940 as of May 31, 1997 and from December 31, 1996 through May 31, 1997, with respect to securities reflected in the investment account of the Funds.


NBD Bank


By:

          /s/ Gary Young
         --------------------------
         Gary Young

         July 27, 1997

                 Management Statement Regarding Compliance with
            Certain Provisions of the Investment Company Act of 1940



We, as members of management of NBD Bank, Custodian for the Pegasus Variable Funds (the "Funds"), are responsible for complying with the requirements of subsections (b) and (c) of Rule 17f-2, "Custody of Investments by Registered Management Investment Companies," of the Investment Company Act (the "Act") of 1940. We are also responsible for establishing and maintaining effective internal controls over compliance with those requirements. We have performed an evaluation of the Funds' compliance with the requirements of subsections (b) and
(c) of Rule 17f-2 as of August 31, 1997 and from May 31, 1997 through August 31, 1997.

Based on this evaluation, we assert that the Funds were in compliance with the requirements of subsections (b) and (c) of Rule 17f-2 of the Act of 1940 as of August 31, 1997 and from May 31, 1997 through August 31, 1997, with respect to securities reflected in the investment account of the Funds.


NBD Bank


By:

          /s/ Gary Young
         --------------------------
         Gary Young

         November 5, 1997

                 Management Statement Regarding Compliance with
            Certain Provisions of the Investment Company Act of 1940



We, as members of management of NBD Bank, Custodian for the Pegasus Variable Funds (the "Funds"), are responsible for complying with the requirements of subsections (b) and (c) of Rule 17f-2, "Custody of Investments by Registered Management Investment Companies," of the Investment Company Act (the "Act") of 1940. We are also responsible for establishing and maintaining effective internal controls over compliance with those requirements. We have performed an evaluation of the Funds' compliance with the requirements of subsections (b) and
(c) of Rule 17f-2 as of December 31, 1997 and from August 31, 1997 through December 31, 1997.

Based on this evaluation, we assert that the Funds were in compliance with the requirements of subsections (b) and (c) of Rule 17f-2 of the Act of 1940 as of December 31, 1997 and from August 31, 1997 through December 31, 1997, with respect to securities reflected in the investment account of the Funds.


NBD Bank


By:

          /s/ Gary Young
         --------------------------
         Gary Young

         February 21, 1998